                                                                   EXHIBIT 10.18
















                                  USA.NET, INC.



                            SERIES C PREFERRED STOCK

                               PURCHASE AGREEMENT

                                TABLE OF CONTENTS

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                                                                                                               PAGE

SECTION 1.        AGREEMENT TO SELL AND PURCHASE.................................................................1

         1.1      Authorization of Shares........................................................................1
         1.2      Sale and Purchase..............................................................................2

SECTION 2.        CLOSING, DELIVERY AND PAYMENT..................................................................2

         2.1      Closing........................................................................................2
         2.2      Delivery.......................................................................................2

SECTION 3.        REPRESENTATIONS AND WARRANTIES OF THE COMPANY..................................................3

         3.1      Organization, Good Standing and Qualification..................................................3
         3.2      Subsidiaries...................................................................................3
         3.3      Authorization..................................................................................3
         3.4      Valid Issuance of Shares.......................................................................3
         3.5      Governmental Consents..........................................................................4
         3.6      No Violation...................................................................................4
         3.7      Capitalization.................................................................................4
         3.8      Litigation.....................................................................................5
         3.9      No Default.....................................................................................5
         3.10     Employees......................................................................................5
         3.11     Patents and Trademarks.........................................................................6
         3.12     Transactions with Stockholders, Etc............................................................6
         3.13     Registration Rights............................................................................7
         3.14     Compliance with Laws...........................................................................7
         3.15     Material Contracts.............................................................................7
         3.16     Properties, Assets.............................................................................8
         3.17     Environmental and Safety Laws..................................................................8
         3.18     Financial Statements...........................................................................9
         3.19     Tax Returns and Audits.........................................................................9
         3.20     Brokers or Finders.............................................................................9
         3.21     Minute Books...................................................................................9
         3.22     Offering Valid.................................................................................9
         3.23     Real Property Holding Corporation.............................................................10
         3.24     ERISA.........................................................................................10
         3.25     Insurance.....................................................................................10
         3.26     Disclosure....................................................................................10

SECTION 4.        REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...............................................10

         4.1      Authorization.................................................................................10
         4.2      Purchase Entirely for Own Account.............................................................10
         4.3      Investment Experience.........................................................................11
         4.4      Accredited Investor...........................................................................11



                                       i.

                                TABLE OF CONTENTS

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                                                                                                               PAGE

         4.5      Restricted Securities.........................................................................11
         4.6      Further Limitations on Disposition............................................................11

SECTION 5.        CONDITIONS TO CLOSING.........................................................................11

         5.1      Conditions to Purchasers' Obligations at the Closing..........................................11
         5.2      Conditions to Obligations of the Company......................................................13

SECTION 6.        COVENANTS.....................................................................................14

         6.1      Use of Proceeds...............................................................................14
         6.2      Negative Covenants............................................................................14

SECTION 7.        MISCELLANEOUS.................................................................................15

         7.1      Press Releases................................................................................15
         7.2      Governing Law.................................................................................15
         7.3      Survival......................................................................................15
         7.4      Successors and Assigns........................................................................15
         7.5      Entire Agreement..............................................................................15
         7.6      Severability..................................................................................15
         7.7      Amendment and Waiver..........................................................................15
         7.8      Delays or Omissions...........................................................................15
         7.9      Notices.......................................................................................16
         7.10     Expenses......................................................................................16
         7.11     Attorneys' Fees...............................................................................16
         7.12     Titles and Subtitles..........................................................................16
         7.13     Counterparts..................................................................................16
         7.14     Broker's Fees.................................................................................16
         7.15     Specific Performance..........................................................................17


                                       ii.

                                  USA.NET, INC.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT



         THIS SERIES C PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of October 10, 1997, by and among USA.NET, INC., a Delaware corporation (the "Company") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as "Purchasers" and each individually as a "Purchaser").



                                    RECITALS

         WHEREAS, the Company has authorized the sale and issuance of up to an aggregate of one million four hundred seventy two thousand seven hundred fifty-two (1,472,752) shares of its Series C Preferred Stock;

         WHEREAS, the Purchasers desire to purchase seven hundred thirty six thousand three hundred seventy-six (736,376) shares of Series C Preferred Stock (the "Shares") on the terms and conditions set forth herein;

         WHEREAS, certain Purchasers desire to have the option to purchase up to the number of authorized shares of Series C Preferred Stock not sold at the Initial Closing on the terms and conditions set forth herein; and

         WHEREAS, the Company desires to issue and sell the Shares to the Purchasers on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

SECTION 1. AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the Initial Closing (as defined in Section 2 below), the Company shall have authorized (i) the sale and issuance to the Purchasers of the Shares and (ii) the issuance of such shares of Common Stock to be issued upon conversion of the Shares (the "Conversion Shares"). The Shares and the Conversion Shares shall have the rights, preferences, privileges and restrictions set forth in the Restated Certificate of Incorporation of the Company, as amended, in the form attached hereto as Exhibit B (the "Restated Certificate").




                                       1.

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Initial Closing, the Company hereby agrees to issue and sell to the Purchasers and the Purchasers agree to purchase from the Company the number of Shares set forth opposite the name of such Purchaser on Exhibit A, at a purchase price of Six Dollars Seventy-Nine Cents ($6.79) per share.

SECTION 2. CLOSING, DELIVERY AND PAYMENT.

         2.1 CLOSING. The closing of the sale and purchase of the Shares under this Agreement (the "Initial Closing") shall take place at 1:00 p.m. on the date hereof, at the offices of Cooley Godward LLP, 2595 Canyon Boulevard, Suite 250, Boulder, Colorado 80302-6737, or at such other time or place as the Company and the Purchasers may mutually agree. The closing of the sale and purchase of the shares of Series C Preferred Stock under the purchaser options set forth in section 2.3 below, shall take place at 1:00 p.m. on the date five (5) business days after the Company receives notice of a Purchaser's election to buy the option shares, at the offices of Cooley Godward LLP, 2595 Canyon Boulevard, Suite 250, Boulder, Colorado 80302-6737, or at such other time or place as the Company and such Purchaser may mutually agree (each such Closing, an "Option Closing") (the Initial Closing and each Option Closing are referred to herein as a "Closing" and each such date is hereinafter referred to as a "Closing Date").

         2.2 DELIVERY. At each Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Closing by each Purchaser, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company.

         2.3 PURCHASER OPTIONS. At any time on or before May 1, 1998 (the "Option Period"), (i) Premiere Technologies, Inc. ("Premiere") may purchase no less than a minimum of two hundred ninety-four thousand two hundred fifty-six (294,256) and up to a maximum of four hundred forty-one thousand eight hundred twenty-six (441,826) shares of Series C Preferred Stock, (ii) Philadelphia Ventures Liberty Fund, L.P. may purchase no less than a minimum of ninety-eight thousand eighty-five (98,085) and up to a maximum of one hundred forty-seven thousand two hundred seventy-five (147,275) shares of Series C Preferred Stock, and (iii) ABS Ventures IV L.P. and ABX Fund, L.P., collectively, may purchase no less than a minimum of ninety-eight thousand eighty-five (98,085) and up to a maximum of one hundred forty-seven thousand two hundred seventy-five (147,275) shares of Series C Preferred Stock, all at a per share purchase price of Six Dollars Seventy-Nine Cents ($6.79) per share. Any such sale shall be made on the terms and conditions set forth in this Agreement, including, without limitation, the representations and warranties by the Purchaser as set forth in Section 4 and the conditions to Purchaser's obligations to close set forth in Section 5 below. Any shares of Series C Preferred Stock sold pursuant to this Section 2.3 shall be deemed to be "Shares" for all purposes under this Agreement.




                                       2.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each Purchaser as follows, except as set forth on the Schedule of Exceptions attached hereto as Exhibit C (the "Schedule of Exceptions") which exceptions shall be deemed to be representations and warranties as if made hereunder.

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its property, to carry on its business as presently conducted and to enter into and carry out the transactions contemplated by this Agreement, the Amended and Restated Investor Rights Agreement attached hereto as Exhibit D (the "Investor Rights Agreement") and the Co-Marketing and Integration Agreement attached hereto as Exhibit E (the "Marketing Agreement") (the Investor Rights Agreement and the Marketing Agreement shall be referred to hereinafter as the "Related Agreements"). The Company is duly qualified to transact business and is in good standing under the laws of the State of Colorado and all other jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business. The Company has all necessary governmental authorizations to own or lease its properties and assets and to carry on its business as now being conducted.

         3.2 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

         3.3 AUTHORIZATION. All corporate action on the part of the Company, its officers and directors necessary for the authorization, execution and delivery of this Agreement and the Related Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares and the Conversion Shares has been taken, and this Agreement and the Related Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, (iii) to the extent the indemnification provisions contained in Section 2.9 of the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) except to the extent that the amount of attorneys' fees recoverable in any lawsuit is subject to the supervisory powers and discretion of the court.

         3.4 VALID ISSUANCE OF SHARES. The Shares, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration referred to herein will be duly authorized and validly issued, fully paid and nonassessable, and the Purchasers will have acquired good and marketable title to such securities, free and clear of any claims, liens,




                                       3.

restrictions on transfer or voting or encumbrances except that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, in the Investor Rights Agreement or as otherwise may be required by such laws at the time a transfer is proposed. The Conversion Shares have been duly reserved for issuance, and when issued in accordance with the terms of the Restated Certificate, will be validly issued, fully paid and nonassessable, and the holders thereof will have acquired good and marketable title to such securities, free and clear of any claims, liens, restrictions or transfer or voting or encumbrances except that such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, in the Investor Rights Agreement or as otherwise may be required by such laws at the time a transfer is proposed.

         3.5 GOVERNMENTAL CONSENTS. Other than the filing of the Restated Certificate, no consents, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the offer, sale or issuance of the Shares and the Conversion Shares or the consummation of any other transaction contemplated hereby.

         3.6 NO VIOLATION. The execution, delivery and performance of this Agreement and the Related Agreements do not and will not, with or without the passage of time or the giving of notice or both (a) violate any provision of law, statute, rule or regulation applicable to the Company or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body by which the Company is bound or (b) conflict with or result in any material breach of the terms of or constitute a material default (or give any rise to any right of termination, cancellation or acceleration) under, or result in a right of termination or acceleration under, or the creation of any lien, claim or encumbrance upon any of the properties or assets of the Company under (i) its Certificate of Incorporation or Bylaws or (ii) any material note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other material instrument or obligation to which the Company is a party or by which the Company or its assets may be bound.

         3.7 CAPITALIZATION. Immediately prior to the Closing, the Company's authorized capital stock will consist of (x) 13,872,090 shares of Common Stock, 531,110 shares of which are issued and outstanding and (y) 3,627,910 shares of Preferred Stock, (i) 1,100,000 of which are designated Series A Preferred Stock, 1,062,231 shares of which are issued and outstanding, (ii) 1,055,158 of which are designated Series B Preferred Stock, 527,579 of which are issued and outstanding and 527,579 of which are subject to an option to purchase such shares in favor of American Express Travel Related Services, Inc. (the "Amex Option") and (iii) 1,472,752 of which are designated Series C Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of Common Stock and Preferred Stock of the Company have been duly authorized and validly issued, are fully paid and nonassessable, are owned by the stockholders and in the numbers specified on Exhibit F attached hereto and were issued in compliance with all applicable state and federal securities laws concerning the issuance of securities. The rights, preferences and privileges of each series of Preferred Stock are as set forth in the Restated Certificate. Except for 714,513 shares of Common Stock



                                       4.

reserved for issuance under the Company's 1997 Stock Option Plan, the Amex Option and except as may be granted pursuant to this Agreement or the Investor Rights Agreement, there are not outstanding any options, warrants, rights (including conversion or preemptive rights), commitments, or agreements for the purchase or acquisition from the Company of any shares of its capital stock or other securities. The Company is not obligated to redeem any of its outstanding securities, except as may be required under the Investor Rights Agreement. The Company is not a party or subject to any agreement or understanding, and, to the Company's knowledge without investigation, there is no agreement or understanding between any Persons which affects or relates to the voting or giving of written consents with respect to any security or any director of the Company.

         3.8 LITIGATION. There is no action, suit or proceeding pending against, or to the best of the Company's knowledge, currently threatened before any court, administrative agency or other governmental body against the Company which questions the validity of this Agreement or the Related Agreements, or the right of the Company to enter into any of such Agreements, or to consummate the transactions contemplated hereby or thereby, or which could result either individually or in the aggregate, in any material adverse change in the condition (financial or otherwise), business, property, assets or liabilities of the Company, nor is the Company aware that there is any valid basis for the foregoing. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened (or any basis therefor known to the Company) involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to, and none of its assets is bound by, the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit or proceeding by the Company currently pending or which the Company presently intends to initiate.

         3.9 NO DEFAULT. The Company is not in violation or default under any provision of its Certificate of Incorporation or its Bylaws, each as in effect at the Closing. The Company is not in violation or default of any provision of any instrument, mortgage, deed of trust, loan, contract, commitment, judgment, decree, order or obligation to which it is a party or by which it or any of its properties or assets are bound which would materially adversely affect the condition (financial or otherwise), business, property, assets or liabilities of the Company, or any material note, indenture, mortgage, lease, agreement, contract, purchase order or other material obligation. There exists no condition, event or act which after notice, lapse of time, or both, is reasonably likely to constitute a material default by the Company under any of the foregoing.

         3.10 EMPLOYEES. The Company does not employ anyone to perform services for the Company except in the capacity of an employee or consultant. Each employee of and consultant to the Company has executed a Proprietary Information and Inventions Agreement in substantially the form of Exhibit G. To the best knowledge of the Company, no officer or



                                       5.

employee is in violation of such Proprietary Information and Inventions Agreement. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement or arrangement or with any collective bargaining agent. No employees of the Company are represented by any labor union or covered by any collective bargaining agreement. There is no pending or, to the best of the Company's knowledge, threatened labor dispute involving the Company and any group of its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company. The employment of each officer and employee of the Company is terminable at the will of the Company. The Company has not received any notice from any third party alleging that any employee of, or consultant to, the Company is in violation of any term of any employment agreement or other agreement relating to the right of such person to be employed by, or to contract with, the Company. Neither the Company nor any employee is a party to, or is bound by, any agreement which would limit in any material respect: (a) any employee's ability to perform his obligations as a full time employee of the Company; or (b) the Company's or any employee's ability or authority to engage in any and all lines of business in which the Company currently engages or proposes to engage as set forth in its current business plan.

         3.11 PATENTS AND TRADEMARKS. The Schedule of Exceptions contains a complete list of patents and pending patent applications and trademarks of the Company. The Company has sufficient title and ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, domain names (as registered with InterNIC), proprietary rights and processes necessary for its business as now conducted and as proposed to be conducted and has unrestricted right to use the foregoing without the payment of any royalty. To the best of the Company's knowledge, all of the existing patents and trademarks of the Company are valid and all of the pending and proposed patent applications and applications for registration of trademarks of the Company will result in the valid issuance of patents or registration of trademarks. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Neither the execution nor delivery of this Agreement or the Related Agreements, nor the carrying on of the Company's business as currently proposed to be conducted, will, to the best of the Company's knowledge, conflict with or result in a material breach of the terms, conditions or provisions of, constitute a material default under, any material contract, covenant or instrument under which the Company is bound. To the best of the Company's knowledge, no employee of the Company is in violation of any terms of any employee contract, patent disclosure agreement or any other contract or agreement relating to the relationship of such employee with the Company because of the nature of the business conducted or to be conducted by the Company.

         3.12 TRANSACTIONS WITH STOCKHOLDERS, ETC. No stockholder, employee, officer or director of the Company or member of his or her immediate family, is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee





                                       6.

credit) to any of them. To the best of the Company's knowledge, no employee or officer, or director who is an employee, of the Company has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, except that employees or officers, or directors who are employees, of the Company and members of their immediate families may own less than five percent (5%) of the stock in publicly traded companies that may compete with the Company. No member of the immediate family of any officer, or of any director who is an employee, of the Company is directly or indirectly interested in any material contract with the Company.

         3.13 REGISTRATION RIGHTS. The Company is not under any contractual obligation to register any of its presently outstanding securities or any of its securities which may hereafter be issued under any securities laws of any jurisdiction except as set forth in the Investor Rights Agreement.

         3.14 COMPLIANCE WITH LAWS. The Company has at all times conducted and is now conducting its business in compliance with all laws, rules and regulations applicable to it. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects or financial condition of the company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses or similar authority.

         3.15 MATERIAL CONTRACTS

                  (a) Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers or directors who are employees of the Company, affiliates or any affiliate thereof.

                  (b) There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company is a party or by which it is bound which may involve (i) obligations (contingent or otherwise) of, or payments to the Company in excess of $50,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company (other than licenses arising from the purchase of "off the shelf" or other standard products), or (iii) provisions restricting or affecting the development, manufacture or distribution of the Company's products or services, or (iv) indemnification by the Company with respect to infringements of proprietary rights (other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business).

                  (c) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or any other liabilities individually in




                                       7.

excess of $50,000 or, in the case of indebtedness and/or liabilities individually less than $50,000, in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                  (d) For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

                  (e) The Schedule of Exceptions contains a true and complete list of all Material Contracts (as defined below) in effect on the date hereof. Each Material Contract is in full force and effect and is a valid and binding obligation of the Company, enforceable against it in accordance with its terms. Neither the Company nor to the Company's knowledge, any other party to any such contract is in default of any provision thereof. "Material Contract" means any agreement to which the Company is a party, and which involves or relates to (A) any current or future employment or consulting arrangement; (B) any labor union or collective bargaining agreement; (C) any indebtedness for borrowed money or other loan or financing arrangement or any liability on any other debt or other obligation; (D) any agreement to which any governmental authority is a party;
(E) any transaction not in the ordinary course of business; (F) any agreement involving prospective obligations or the right to receive in the aggregate in excess of $50,000; (G) any agreement with the stockholders (other than the Related Agreements); or (H) any mortgage, pledge, security agreement, financing statement or other document granting a lien, claim or encumbrance on any of the Company's properties or assets.

                  (f) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Certificate of Incorporation or its Bylaws that adversely affects its business as now conducted or as proposed to be conducted, its properties or its financial condition.

         3.16 PROPERTIES, ASSETS. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases, and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

         3.17 ENVIRONMENTAL AND SAFETY LAWS. To the best of its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and to the best of its knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.



                                       8.

         3.18 FINANCIAL STATEMENTS. Attached hereto as Exhibit H are the audited financial statements for the year ended December 31, 1996, and the unaudited balance sheet and income statement for the quarter ended June 30, 1997 and the months ended July 31, 1997 and August 31, 1997 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and accurately set out and describe the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein. The Financial Statements have been prepared in accordance with generally accepted accounting principles ("GAAP") except for footnotes required by GAAP. Except as set forth in the Financial Statements, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to August 31, 1997 (the "Statement Date") which in the aggregate do not exceed $100,000 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company. Except as disclosed in the Financial Statements, the Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation. Since the Statement Date, there has not been any material adverse change in the financial condition of the Company.

         3.19 TAX RETURNS AND AUDITS. The Company has accurately prepared all United States income tax returns and all state and municipal tax returns required to be filed by it, if any, has paid all taxes, assessments, fees and charges when and as due under such returns and has made adequate provision for the payment of all other taxes, assessments, fees and charges shown on such returns or on assessments received by the Company. To the best of the Company's knowledge, no deficiency assessment or proposed adjustment of the Company's United States income tax or state or municipal taxes is pending.

         3.20 BROKERS OR FINDERS. The Company has not agreed to incur, directly or indirectly, any liability for brokerage or finders' fees, agents' commissions or other similar charges in connection with this Agreement or any of the transactions contemplated hereby.

         3.21 MINUTE BOOKS. The minute books of the Company provided to the Purchasers contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes accurately in all material respects.

         3.22 OFFERING VALID. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4.2 hereof, the offer, sale and issuance of the Shares and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act.



                                       9.

         3.23 REAL PROPERTY HOLDING CORPORATION. The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         3.24 ERISA. The Company has complied in all material respects with the applicable rules of the Employee Retirement Income Security Act of 1974, as amended, with respect to any employee benefit plans subject thereto.

         3.25 INSURANCE. The Company has fire and casualty insurance policies and other insurance coverage customary for companies similarly situated to the Company.

         3.26 DISCLOSURE. No representation, warranty or statement by the Company in this Agreement, any Schedule or Exhibit hereto or in any written statement or certificate furnished to the Purchasers pursuant to this Agreement or the transactions contemplated hereby, contains any untrue statement of a material fact or, when taken together, omit to state a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. However, as to any projections furnished to the Purchasers, such projections were prepared in good faith by the Company, but the Company makes no representation or warranty that it will be able to achieve such projections.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

         Each Purchaser hereby severally represents and warrants to the Company as follows:

         4.1 AUTHORIZATION. The Agreement, the Investor Rights Agreement and, if applicable, the Marketing Agreement, constitute and will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, (iii) to the extent the indemnification provisions of
Section 2.9 of the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) except to the extent that the amount of attorneys' fees recoverable in any lawsuit is subject to the supervisory powers and discretion of the court.

         4.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this Agreement Purchaser hereby confirms, that the Shares to be received by Purchaser and the Conversion Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to



                                      10.

any of the Shares or Conversion Shares. Purchaser represents that it has full power and authority to enter into this Agreement.

         4.3 INVESTMENT EXPERIENCE. Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Company.

         4.4 ACCREDITED INVESTOR. Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D of the Securities Act of 1933, as amended (the "Act"), as presently in effect.

         4.5 RESTRICTED SECURITIES. Purchaser understands that the Shares and the Conversion Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

         4.6 FURTHER LIMITATIONS ON DISPOSITION. Purchaser acknowledges that the Shares and, if issued, the Conversion Shares, are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

SECTION 5. CONDITIONS TO CLOSING.

         5.1 CONDITIONS TO PURCHASERS' OBLIGATIONS AT THE CLOSING. Each Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to each such Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

                  (b) LEGAL INVESTMENT. On the Closing Date, the sale and issuance of the Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject, and no action is pending seeking to prevent such sale and issuance.

                  (c) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Investor Rights Agreement, (except for



                                      11.

such as may be properly obtained subsequent to the Closing). In addition, the Company shall have received the consent of VarTec Telecom to John Street and Mary Beazley's activities as they pertain to USA.NET's performance under the Co-Marketing and Integration Agreement.

                  (d) RESTATED CERTIFICATE. The Restated Certificate shall read in its entirety as set forth in Exhibit B and shall have been filed with the Secretary of State of the State of Delaware.

                  (e) CORPORATE DOCUMENTS. The Company shall have delivered to the Purchasers or their counsel, copies of all corporate documents of the Company as the Purchasers shall reasonably request.

                  (f) RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

                  (g) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Compliance Certificate, executed by the President of the Company, dated the date of the Closing, stating that the conditions specified in subsection (a) of this Section 5.1 have been satisfied.

                  (h) INVESTOR RIGHTS AGREEMENT. An Investor Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

                  (i) BOARD OF DIRECTORS. Upon the Closing, the authorized size of the Board of Directors of the Company shall be five (5) members and the Board shall consist of John Street, Mary Beazley, Larry Kutscher, Gregg Freishtat and Karen Griffith Gryga.

                  (j) CO-MARKETING AND INTEGRATION AGREEMENT. The Company and Premiere shall have entered into the Co-Marketing and Integration Agreement in substantially the form attached as Exhibit E hereto.

                  (k) AMENDMENT OF SERIES B PREFERRED STOCK PURCHASE AGREEMENT. The Company and American Express Travel Related Services Company, Inc. ("Amex") shall have entered into an amendment to that certain Series B Preferred Stock Purchase Agreement, dated as of April 8, 1997, to provide that Section 6.2 therein shall be terminated in its entirety.

                  (l) LEGAL OPINION. The Purchaser shall have received from legal counsel to the Company an opinion addressed to it, dated as of the Closing Date, in substantially the form attached hereto as Exhibit I.

                  (m) AMENDMENT TO CO-MARKETING PROGRAM AGREEMENT. The Company and Amex shall have entered into an Amendment to Co-Marketing Program Agreement in the form attached hereto as Exhibit J.



                                      12.

                  (n) LETTER AGREEMENT. The Company, Amex and Premiere shall have entered into a letter agreement in a form acceptable to such parties.

                  (o) SBA MATTERS. The Company shall have executed and delivered to each Purchaser that is a licensed Small Business Investment Company a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652 and an SBA Certification in the form provided to the Company, and shall have provided to each such Purchaser information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.

                  (p) MINIMUM INVESTMENT. The Purchasers shall purchase a minimum of 736,376 Shares at the Closing.

                  (q) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and their special counsel, and the Purchaser and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

         5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to each such Closing, of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchasers in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                  (b) PERFORMANCE OF OBLIGATIONS. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Closing.

                  (c) RESTATED CERTIFICATE. The Restated Certificate shall read in its entirety as set forth in Exhibit B and shall have been filed with the Secretary of State of the State of Delaware.

                  (d) INVESTOR RIGHTS AGREEMENT. An Investor Rights Agreement substantially in the form attached hereto as Exhibit D shall have been executed and delivered by the parties thereto.

                  (e) CO-MARKETING AND INTEGRATION AGREEMENT. The Company and Premiere shall have entered into the Co-Marketing and Integration Agreement in substantially the form attached as Exhibit E hereto.



                                      13.

                  (f) AMENDMENT TO CO-MARKETING PROGRAM AGREEMENT. Company and Amex shall have entered into an Amendment to Co-Marketing Program Agreement in the form attached hereto as Exhibit J.

                  (g) LETTER AGREEMENT. The Company, Amex and Premiere shall have entered into a letter agreement in a form acceptable to such parties.

                  (h) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Investor Rights Agreement (except for such as may be properly obtained subsequent to the Closing). In addition, the Company shall have received the consent of VarTec Telecom to John Street and Mary Beazley's activities as they pertain to USA.NET's performance under the Co-Marketing and Integration Agreement.

SECTION 6. COVENANTS.

         6.1 USE OF PROCEEDS. The Company shall use a portion of the proceeds from the Initial Closing as required by and for the purposes set forth in
Section 4 of the Marketing Agreement.

         6.2 NEGATIVE COVENANTS. So long as there are at least 250,000 shares of Series C Preferred Stock outstanding, the Company may not without the approval of at least one of the persons designated by the Series C Preferred Stock, voting as a separate class, on the Company's Board of Directors (and, with respect to subparagraph (a) only, without the approval of the person designated by the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock, voting together as a separate class, on the Company's Board of Directors):

                  (a) issue any debt security in a single transaction or a series of related transactions with an aggregate principal amount in excess of fifty percent (50%) of the Company's equity at the closing of such financing;

                  (b) acquire or obtain a ten percent (10%) or greater interest in, or permit any subsidiary of the Company to acquire or obtain a ten percent (10%) or greater interest in, any stock or other securities of any other corporation, partnership or entity;

                  (c) declare or pay any dividends on any shares of Common Stock other than in compliance with Article IV (D)(1) of the Restated Certificate; provided, however, that repurchase of such shares may be made in connection with any Restricted Stock Purchase Agreement between the Company and any employee; or

                  (d) sell any Shares which the Purchasers do not purchase pursuant to the Purchaser Options set forth in Section 2.3 above to any third party.



                                      14.

SECTION 7. MISCELLANEOUS.

         7.1 PRESS RELEASES. Except as otherwise required by law, on or prior to the Initial Closing Date, none of the Purchasers and the Company may issue or cause publication of any release or other public announcement with respect to this Agreement or the transactions contemplated hereto, without the prior written consent of the other parties.

         7.2 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Delaware without giving effect to conflict of law principles, with the exception that matters of corporate law shall be governed by the laws of the State of Delaware.

         7.3 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         7.4 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         7.5 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Related Agreements and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         7.6 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.7 AMENDMENT AND WAIVER. This Agreement may be amended or modified only upon the written consent of the Company and a majority in interest of the Purchasers and the obligations of the Company and the rights of the Purchasers under the Agreement may be waived only with the written consent of the Company and a majority in interest of the Purchasers.

         7.8 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, the Related Agreements or the Restated Certificate, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach,




                                      15.

default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the Purchasers' part of any breach, default or noncompliance under this Agreement, the Related Agreements or under the Restated Certificate or any waiver on such party's part of any provisions or conditions of the Agreement, the Agreements, or the Restated Certificate must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Agreements, the Restated Certificate, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

         7.9 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to the Purchasers at the appropriate address set forth on Exhibit A attached hereto or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

         7.10 EXPENSES. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement and the Related Agreements.

         7.11 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

         7.12 TITLES AND SUBTITLES. The titles of the sections and subsections of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         7.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         7.14 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party



                                      16.

hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this
Section 7.14 being untrue.

         7.15 SPECIFIC PERFORMANCE. Each party stipulates that the remedies at law in the event of any default or threatened default by the other party in the performance of or compliance with the terms of this Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof.







                                      17.

         IN WITNESS WHEREOF, the parties hereto have executed this SERIES C PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.



COMPANY:                                 PURCHASERS:

USA.NET, INC.                            [NAME OF PURCHASER]

                                         By:
                                            -----------------------------------
                                         Name:
                                              ---------------------------------
By:  /s/ John Street                     Title:
   ------------------------------------        --------------------------------
     John Street
     Chairman of the Board, Chief Executive
     Officer and President
     102 S. Tejon, Suite 220
     Colorado Springs, CO  80903
     Phone:  (719) 520-0852
     (719) 520-5372 (facsimile)






                                      18.

                               FIRST AMENDMENT TO
                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT


         This First Amendment to that certain Series C Preferred Stock Purchase Agreement, dated as of October 10, 1997 (the "Purchase Agreement") is entered into as of March 23, 1998, by and between USA.NET, INC., a Delaware corporation (the "Company"), the holders of the Company's Series C Preferred Stock (the "Initial Purchasers") and the purchasers set forth on the Schedule of Current Purchasers attached hereto as Schedule A, certain of whom are Initial Purchasers (the "Additional Purchasers").

                                    RECITALS

         WHEREAS, the Company and the Initial Purchasers entered into the Purchase Agreement pursuant to which the Initial Purchasers purchased from the Company an aggregate of 736,376 shares of the Company's Series C Preferred Stock;

         WHEREAS, pursuant to Section 2.3 of the Purchase Agreement, the Purchasers have the option to purchase up to an aggregate of 736,376 shares of Series C Preferred Stock on or before April 8, 1998;

         WHEREAS, the Company wishes to sell to the Additional Purchasers, and the Additional Purchasers wish to purchase, an additional 486,918 shares of Series C Preferred Stock;

         WHEREAS, in accordance with Section 2.3 and Section 7.7 of the Purchase Agreement, the Company, the Initial Purchasers and the Additional Purchasers wish to enter into this First Amendment to make certain amendments to the Purchase Agreement, to permit the Initial Purchasers to exercise their options to purchase 736,376 shares of Series C Preferred Stock of the Company and to permit the Additional Purchasers to purchase 486,918 shares of Series C Preferred Stock.

         In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

1.       PURCHASE AND SALE; CLOSING

         1.1 Subject to the terms and conditions hereof, and in reliance upon the representations contained herein or incorporated by reference, the Company hereby agrees to issue and sell to the Additional Purchasers, and the Additional Purchasers hereby agree to purchase, that number of shares of Series C Preferred Stock specified opposite each such person's name on the Schedule of Current Purchasers attached hereto as Schedule A at a purchase price of Six Dollars and Seventy-Nine Cents ($6.79) per share (the "Additional Shares"). The Company and the parties hereto agree that the Schedule of Purchasers shall be amended to read as set forth on Exhibit A hereto.




                                       1.

         1.2 The closing of the sale and purchase of the Additional Shares (the "Second Closing") shall take place on the date hereof at the offices of Cooley Godward LLP, 2595 Canyon Blvd., Suite 250, Boulder, CO 80302, or at such other time or place as the Company and the Additional Purchasers may mutually agree. The Second Closing shall be held simultaneously with the closing of the sale and issuance of an aggregate of 356,073 shares of the Company's Series B Preferred Stock pursuant to that certain Second Amendment to Series B Preferred Stock Purchase Agreement. At the Second Closing, subject to the terms and conditions hereof, the Company will deliver to the Additional Purchasers certificates representing the number of Additional Shares purchased from the Company against payment by or on behalf of each such Additional Purchaser of the purchase price therefor by wire transfer, check made payable to the order of the Company or, with respect to that portion of the purchase price in excess of the par value of an aggregate of 117,820 of the shares being purchased by ABS Ventures IV L.P. and ABX Fund, L.P., by delivery of promissory notes in a form acceptable to the Company.

2. PURCHASE AGREEMENT

         2.1 All capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement.

         2.2 The Purchase Agreement is hereby amended (i) to include the Additional Purchasers as "Purchasers" for all purposes thereunder with the Additional Purchasers agreeing to be bound by all terms and conditions and making, as of the Second Closing, all representations and warranties therein, including the representations and warranties in Section 2.4 below; (ii) the Additional Shares shall be deemed to be "Shares" for all purposes under the Purchase Agreement; (iii) references in the Purchase Agreement to the "Closing" shall be deemed to refer to the Second Closing for purposes of the purchase of the Additional Shares hereunder.

         2.3 The Company hereby represents and warrants to the Purchasers that the representations and warranties of the Company made in Section 3 of the Purchase Agreement are true and correct in all material respects as of the date of the Second Closing except (i) as set forth on the updated Schedule of Exceptions delivered to the Purchasers, (ii) the references in such representations to the audited financial statements of the Company for the year ended December 31, 1996, and the unaudited balance sheet and income statement for the quarter ended June 30, 1997 and the months ended July 31, 1997 and August 31, 1997, and as to changes since August 31, 1997 shall be deemed to refer to the unaudited financial statements of the Company as of December 31, 1997, and the unaudited balance sheet and income statement for the month ended January 31, 1998, copies of which are attached hereto as Exhibit B, and to changes as of January 31, 1998 and (iii) with respect to the purchase of the Additional Shares hereunder, references to the "Restated Certificate of Incorporation" of the Company shall be deemed to refer to the Restated Certificate of Incorporation, as amended by the Certificate of Amendment attached hereto as Exhibit C (the "Certificate of Amendment").

         2.4 Each Purchaser hereby severally represents and warrants to the Company as follows:



                                       2.

                  (a) AUTHORIZATION. The Agreement and the Investor Rights Agreement constitute and will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their respective terms except
(i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, (iii) to the extent the indemnification provisions of Section 2.9 of the Investor Rights Agreement may be limited by applicable federal or state securities laws and (iv) except to the extent that the amount of attorneys' fees recoverable in any lawsuit is subject to the supervisory powers and discretion of the court.

                  (b) PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Purchaser in reliance upon Purchaser's representation to the Company, which by Purchaser's execution of this First Amendment Purchaser hereby confirms, that the Shares to be received by Purchaser and the Conversion Shares will be acquired for investment for Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this First Amendment, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares or Conversion Shares. Purchaser represents that it has full power and authority to enter into this Agreement.

                  (c) INVESTMENT EXPERIENCE. Purchaser is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Company.

                  (d) RESTRICTED SECURITIES. Purchaser understands that the Shares and the Conversion Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, Purchaser represents that it is familiar with Rule 144 of the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

                  (e) FURTHER LIMITATIONS ON DISPOSITION. Purchaser acknowledges that the Shares and, if issued, the Conversion Shares, are subject to restrictions on transfer as set forth in the Investor Rights Agreement.

3. CONDITIONS TO ADDITIONAL OBLIGATIONS AT THE SECOND CLOSING. In lieu of the conditions of each Purchaser's obligations at the Second Closing set forth in
Section 5 of the Purchase Agreement, each Purchaser's obligations to purchase the shares of Series C Preferred



                                       3.

Stock at the Second Closing are subject to the satisfaction, at or prior to the Second Closing, of the following conditions:

         3.1 REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 of the Purchase Agreement shall be true and correct in all material respects as of the Second Closing with the same force and effect as if they had been made on such date, and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Second Closing.

         3.2 LEGAL INVESTMENT. On the date of the Second Closing, the sale and issuance of the Additional Shares and the proposed issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject, and no action is pending seeking to prevent such sale and issuance.

         3.3 CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Purchase Agreement and the Investor Rights Agreement (except for such as may be properly obtained subsequent to the Second Closing).

         3.4 FILING OF CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE. The Certificate of Amendment to the Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

         3.5 CORPORATE DOCUMENTS. The Company shall have delivered to the Purchasers or their counsel copies of all corporate documents of the Company as the Purchasers shall reasonably request.

         3.6 RESERVATION OF CONVERSION SHARES. The Conversion Shares issuable upon conversion of the Shares shall have been duly authorized and reserved for issuance upon such conversion.

         3.7 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Purchasers a Compliance Certificate, executed by the President of the Company, dated the date of the Second Closing, to the effect that the conditions specified in Section 3.1 hereof have been satisfied.

         3.8 INVESTOR RIGHTS AGREEMENT. The Company, the requisite parties to the Amended and Restated Investor Rights Agreement, dated October 17, 1997, and the Additional Purchasers shall have entered into an amendment to such agreement to provide that the Additional Purchasers shall be deemed to be "Investors" thereunder.

         3.9 LEGAL OPINION. The Purchaser shall have received from legal counsel to the Company an opinion addressed to it, dated as of the Second Closing, in substantially the form rendered at the Initial Closing.



                                       4.

         3.10 SBA MATTERS. The Company shall have executed and delivered to each Purchaser that is a licensed Small Business Investment Company a Size Status Declaration on SBA Form 480, an Assurance of Compliance on SBA Form 652 and an SBA Certification in the form provided to the Company, and shall have provided to each such Purchaser information necessary for the preparation of a Portfolio Financing Report on SBA Form 1031.

         3.11 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Second Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers and their special counsel, and the Purchasers and their special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

4. CONDITIONS TO ADDITIONAL OBLIGATIONS OF THE COMPANY AT THE SECOND CLOSING. In lieu of the conditions of the Company's obligations at the Second Closing set forth in Section 5 of the Purchase Agreement, the Company's obligations to issue and sell the shares at the Second Closing are subject to the satisfaction, at or prior to the Second Closing, of the following conditions:

         4.1 REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by the Purchasers in Section 2.4 hereof shall be true and correct in all material respects at the date of the Second Closing, with the same force and effect as if they had been made on and as of said date.

         4.2 PERFORMANCE OF OBLIGATIONS. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by the Purchaser on or before the Second Closing.

         4.3 FILING OF CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE. The Certificate of Amendment to the Restated Certificate shall have been filed with the Secretary of State of the State of Delaware.

         4.4 INVESTOR RIGHTS AGREEMENT. The Company, the requisite parties to the Amended and Restated Investor Rights Agreement, dated October 17, 1997, and the Additional Purchasers shall have entered into an amendment to such agreement to provide that the Additional Purchasers shall be deemed to be "Investors" thereunder.

         4.5 CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement and the Investor Rights Agreement (except for such as may be properly obtained subsequent to the Closing).

5. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                                       5.

6. OTHER TERMS AND CONDITIONS. All other terms and conditions of the Purchase Agreement shall remain in full force and effect.


              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]






                                       6.

         IN WITNESS WHEREOF, the parties hereto have executed this FIRST AMENDMENT TO THE SERIES C PREFERRED STOCK PURCHASE AGREEMENT as of the date set forth in the first paragraph hereof.

COMPANY:                                        PURCHASERS:

USA.NET, INC.                                     [NAME OF PURCHASER]

By:  /s/ John W. Street                           By:
   -------------------------------------------       --------------------------
         John W. Street
         Chairman of the Board, Chief Executive   Name:
         Officer and President                         ------------------------
         1155 Kelly Johnson Blvd., Suite 400      Title:
         Colorado Springs, CO  80920                    -----------------------
         Phone:  (719) 265-2930
         Facsimile:  (719) 265-2923







                                       7.

                                     CONSENT


         Reference is made to the Series C Preferred Stock Purchase Agreement, dated as of October 10, 1997, as amended by the First Amendment thereto, dated as of March 23, 1998 (as so amended, the "Purchase Agreement"), between USA.NET, Inc., a Delaware corporation (the "Company"), and the purchasers listed on Exhibit A thereto (the "Purchasers").

         The Company and the undersigned Purchasers, who together constitute the requisite parties necessary to amend or modify the Purchase Agreement, hereby consent to (i) the sale by the Company of an additional 74,000 shares of Series C Preferred Stock of the Company to ABS Ventures IV L.P. and ABX Fund L.P. pursuant to the provisions of the Purchase Agreement and (ii) the amendment and restatement, in the form attached to this consent, of the Schedule of Purchasers included as Exhibit A to the Purchase Agreement.

         IN WITNESS WHEREOF, the undersigned have executed this consent as of the 23rd day of April, 1998.


                           USA.NET, INC.



                           By:  /s/ John W. Street
                              -------------------------------------------------
                                   John W. Street
                                   Chairman of the Board, Chief Executive
                                    Officer and President

                           [NAME OF PURCHASER]


                           By:
                              -------------------------------------------------
                                   Name:
                                   Title: